UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 2006

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)

  2001 Edmund Halley Drive, Reston, Virginia                    20191
   (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into A Material Definitive Agreement.

Annual Award of Restricted Stock Units

On June 12, 2006, the Human Capital and Compensation Committee of the board of directors of Sprint Nextel Corporation ("Sprint Nextel") awarded grants of restricted stock units to non-employee directors of Sprint Nextel and to officers and other eligible employees of Sprint Nextel. The restricted stock units were awarded under Sprint Nextel's 1997 Long-Term Stock Incentive Program.

The awards to non-employee directors constitute the annual grant of $100,000 in restricted stock units. The restricted stock units are normally granted each year at the time of the annual meeting of the board of directors, which coincides with the annual meeting of stockholders. The 2006 awards were not made on April 18, 2006, the date of the 2006 annual meeting of stockholders, but were delayed until after the spin-off of Sprint Nextel's local communications business, Embarq Corporation, on May 17, 2006. These restricted stock units vest on the date of the 2007 annual meeting of stockholders. If Sprint Nextel declares a dividend with respect to its common stock, these restricted stock units will accrue additional restricted stock units equal to the number of shares of common stock the dividend would buy at the fair market value of the common stock on the dividend payment date.

The awards to officers and other eligible employees, which would normally be granted in February, similarly were delayed until after the spin-off of Embarq. As previously reported in Sprint Nextel's Current Report on Form 8-K filed February 10, 2006, the awards constitute 50 percent of the value of the equity grants by Sprint Nextel under its 2006 Long-Term Incentive Plan. These restricted stock units include a performance component, which could result in the number of restricted stock units being forfeited or increased, ranging from 0% to 200% of the number of restricted stock units originally awarded, based on the achievement of specified results with respect to the following performance objectives during 2006: wireless subscriber additions, adjusted OIBDA (operating income plus depreciation, amortization and special items) and post-paid wireless subscriber retention. The restricted stock unit awards vest on February 7, 2009 and are eligible to receive dividend payments as and to the extent declared with respect to Sprint Nextel's common stock.

The form of award agreement for non-employee directors is attached as Exhibit
10.1 hereto, the form of award agreement for Timothy M. Donahue, Chairman of the board of directors, is attached as Exhibit 10.2 hereto, the form of award agreement for Gary Forsee, Chief Executive Officer, and Len J. Lauer, Chief Operating Officer, is attached as Exhibit 10.3 hereto, the form of award agreement for other executive officers with Nextel employment agreements is attached as Exhibit 10.4 hereto, and the form of award agreement for all other executive officers is attached as Exhibit 10.5 hereto, all of which are incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report:


Exhibit No.     Description

10.1 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for non-employee directors of Sprint Nextel.

10.2 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for Timothy M. Donahue.

10.3 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for Gary D. Forsee and Len J. Lauer.

10.4 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for other executive officers with Nextel employment agreements.

10.5 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for other executive officers.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: June 16, 2006                   By:  /s/ Michael T. Hyde
                                           Michael T. Hyde
                                           Assistant Secretary


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                                  EXHIBIT INDEX


Number  Exhibit

10.1 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for non-employee directors of Sprint Nextel.

10.2 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for Timothy M. Donahue.

10.3 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for Gary D. Forsee and Len J. Lauer.

10.4 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for other executive officers with Nextel employment agreements.

10.5 Form of Award Agreement for Restricted Stock Unit Awards under the 1997 Long-Term Stock Incentive Program for fiscal year 2006 for other executive officers.

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